CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2021

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the period ended September 30, 2021 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Sept. 30, 2021	June 30, 2021	Dec. 31, 2020
Net assets	$1,320,425,332	$1,316,660,037	$1,036,336,494
Net assets per share of Common Stock	$50.31	$50.17	$39.49
Shares of Common Stock outstanding	26,243,903	26,243,903	26,240,403

Comparative operating results are as follows:

	Nine months ended September 30,
	2021		2020
Net investment income	$23,064,911		$18,605,821
Per share of Common Stock	.88	*	.72 *
Net realized gain on sale of investments	55,508,126		26,332,198
Increase (decrease) in net unrealized appreciation of investments	210,633,694		(109,454,467)
Increase (decrease) in net assets resulting from operations	289,206,731		(64,516,448)

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

During the nine months ended September 30, 2021, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

Wilmot H. Kidd   John C. Hill   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

November 3, 2021

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PRINCIPAL PORTFOLIO CHANGES

July 1 to September 30, 2021

(Common Stock unless specified otherwise)

(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2021
Alibaba Group Holding Limited ADR		50,000	—
The Bank of New York Mellon Corporation		40,000	320,000
Capital One Financial Corporation		30,000	300,000
Coherent, Inc.		5,000	160,000
Heritage-Crystal Clean, Inc.		75,000	600,000
Hess Corporation		45,000	545,000
II-VI Incorporated	60,000		320,000
Keysight Technologies, Inc.		10,000	200,000
Medtronic plc		10,000	185,000
MKS Instruments, Inc.	80,000		80,000
Organon & Co.		20,000	—
Rayonier Inc.		200,000	800,000
Star Group, L.P.		10,000	660,000
Wolfspeed, Inc.*	3,385		170,000
Wynn Resorts Ltd.		30,000	—

* Formerly known as Cree, Inc.

TEN LARGEST INVESTMENTS

(excluding short-term investments)

September 30, 2021

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired

	(millions)
The Plymouth Rock Company, Inc.	$0.7	$292.8	22.2%	1982
Analog Devices, Inc.	5.8	74.5	5.6	1987
Alphabet Inc.	26.0	66.8	5.1	2015
Motorola Solutions, Inc.	11.9	58.1	4.4	2000
Capital One Financial Corporation	17.6	48.6	3.7	2013
American Express Company	24.0	45.2	3.4	2015
The Charles Schwab Corporation	20.3	43.7	3.3	2016
Aon plc	29.1	42.9	3.2	2020
Hess Corporation	23.5	42.6	3.2	2017
Coherent, Inc.	3.8	40.0	3.0	2007

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

David C. Colander

John C. Hill

Jay R. Inglis

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

Wilmot H. Kidd, Chief Executive Officer

John C. Hill, President

Marlene A. Krumholz, Vice President and Secretary

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 505000, Louisville, KY 40233

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY